SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: October 12, 2006

HYDROFLO, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina                           000-50355                        56-2171767

(State of Incorporation)              (Commission File Number)         (IRS Employer Identification #)

2501 Reliance Avenue, Apex, North Carolina 27539

(Address of Principal Executive Offices)

919-772-9925

(Registrant’s telephone number, including area code)

2501 Reliance Ave., Apex, NC 27539

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Officer

On October 11, 2006 Keith McNeely was promoted to Vice President of sales for  HydroFlo Inc. by George A. Moore III President and CEO of HydroFlo Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2006 By: /s/George A Moore III George A. Moore III Chief Executive Officer